SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                       November 12, 2002
Date of Report   (Date of earliest event reported)

Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

Page 1 of 3 Pages
Exhibit Index - Page 3

INFORMATION TO BE INCLUDED IN REPORT

        The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Hershey Foods Corporation under the Securities Act of 1933.

Item 9. Regulation FD Disclosure

        On November 12, 2002, Richard H. Lenny, Chief Executive Officer of Hershey Foods Corporation (the “Corporation”) and Frank Cerminara, Chief Financial Officer of the Corporation, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. §1350. Copies of the certifications are included in this Form 8-K as Exhibits 99.01 and 99.02.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 12, 2002

HERSHEY FOODS CORPORATION

By   /s/ Frank Cerminara
Frank Cerminara
         Senior Vice President,
          Chief Financial Officer

Page 2 of 3 Pages
Exhibit Index - Page 3

Exhibit Index

Exhibit No.           Description

     99.01            Certification of Richard H. Lenny, Chief Executive Officer
                      of Hershey Foods Corporation, dated November 12, 2002,
                      pursuant to 18 U.S.C. Section 1350.

     99.02            Certification of Frank Cerminara, Chief Financial Officer
                      of Hershey Foods Corporation, dated November 12, 2002,
                      pursuant to 18 U.S.C. Section 1350.

Page 3 of 3 Pages
Exhibit Index - Page 3